                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                               September 30, 1999
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                            Harvard Industries, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   0-21362                    21-0715310
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)            Identification No.)

       3 Werner Way,  Lebanon, New Jersey                   08833
--------------------------------------------------------------------------------
    (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (908) 437-4100
                                                    --------------

Item 2. Acquisition or Disposition of Assets.

      On September 30, 1999, The Kingston-Warren Corporation, a wholly-owned subsidiary of Harvard Industries, Inc. (the "Company"), completed its previously announced sale of substantially all of its assets to KWC Acquisition Corp., a subsidiary of Hutchinson, S.A., a French corporation, for $115 million, less certain adjustments. On the day of the closing, Kingston-Warren received $108,800,000 in cash. Additionally, $2.5 million was deposited by the purchaser with an escrow agent to secure post closing adjustments, if any, and $3.1 million was deposited by the purchaser with an escrow agent to indemnify obligations, if any.

      Prior to the sale, The Kingston-Warren Corporation was principally engaged in the business of manufacturing, selling and distributing products for automotive window and body sealing systems, including glass run channels, belt strips and body seals. The assets purchased include all real property, capital assets, inventory, supplies, trademarks and patents, accounts receivable, contracts and leases, and all other rights and assets owned by The Kingston-Warren Corporation, except real property located at Lebanon, New Jersey and Farmington Hills, Michigan, certain computer systems and software, and cash on hand as of the day of the closing. The purchaser has assumed substantially all liabilities of The Kingston-Warren Corporation, except guarantees of the outstanding debt of Kingston-Warren's parent, Harvard Industries, Inc.

Item 5. Other Events.

I. Satisfaction and Discharge of 14 1/2% Senior Secured Notes due 2003

      On September 30, 1999, the Company used part of the proceeds of the sale of the assets of its Kingston-Warren subsidiary to repurchase all of its 14 1/2% Senior Secured Notes due 2003 for $30,585,361.11, a formula price which includes interest and prepayment premiums, as well as other adjustments. The Company deposited such amount with the Trustee on September 30, 1999 and, pursuant to Section 8.1 of the Indenture, the Trustee discharged and released the Indenture and Collateral Agreement.

II. Satisfaction and Termination of $115 Million Senior Secured Credit Facility

      On September 30, 1999, the Company used part of the proceeds of the sale of the assets of its Kingston-Warren subsidiary to satisfy all obligations under its $115 million senior secured revolving credit facility with General Electric Capital Corporation ("GECC"). The Company paid $69,020,272.44 in satisfaction of outstanding principal balance, interest accrued through September 30, 1999 and other charges. GECC terminated the credit facility and issued a Pay-Off Confirmation Letter dated as of September 30, 1999.

III. New $50 Million Senior Secured Credit Facility

      On September 30, 1999, the Company put in place a new $50 million credit facility with General Electric Capital Corporation, secured by substantially all of the assets of the Company and its domestic subsidiaries. The credit facility provides for up to $50 million of revolving credit borrowings with a $15 million sub-limit letter of credit facility. The proceeds will be used to finance working capital and other general corporate purposes and for acquisitions.

IV. Repurchase of 762,000 Shares of its Common Stock for approximately $4.95 million

      On October 5, 1999, the Company used part of the proceeds of the sale of the assets of its Kingston-Warren subsidiary to purchase 762,000 shares of its common stock in a private transaction at an aggregate cost of approximately $4.95 million. As of September 30, 1999, the Company had 10,234,222 shares of common stock outstanding.

Item 7. Financial Statements and Exhibits.

Financial Statements:

UNAUDITED PRO FORMA CONDENSED FINANCIAL DATA

The accompanying unaudited pro forma condensed financial data of Harvard Industries, Inc. has been prepared to present the effect of the sale of substantially all the assets and the assumption of certain liabilities of its Kingston-Warren subsidiary to KWC Acquisition Corp., a subsidiary of Hutchinson S.A., a French corporation. The unaudited pro forma condensed balance sheet as of June 30, 1999 was prepared as if the sale had occurred on that date.
The unaudited pro forma condensed statements of operations for June 30, 1999 and November 29, 1998 were prepared as if the sale had occurred on September 30, 1998 and the unaudited pro forma condensed statements of operations for September 30, 1998 and June 30, 1998 were prepared as if the sale had occurred on September 30, 1997.

On November 24, 1998 the Company emerged from Chapter 11 reorganization and in connection with its emergence implemented "Fresh Start Reporting" as set forth in Statement of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code". Consolidated Financial Statement amounts for post-confirmation periods are segregated by a black line in order to signify that such Consolidated Financial Statements are those of a new reporting entity and are prepared on a basis not comparable to pre-confirmation periods.

The detailed assumptions used to prepare the unaudited pro forma condensed financial information are contained herein. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

The following unaudited pro forma financial data does not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had the transaction been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. This information and accompanying notes should be read in conjunction with the Company's Annual report on Form 10-K for the year ended September 30, 1998 and the financial statements included elsewhere in this report on Form 8-K.

                            HARVARD INDUSTRIES, INC.
                 UNAUDITED PRO FORMA STATEMENT OF OPERATIONS


                                                     PRE-CONFIRMATION                                 POST-CONFIRMATION
                                                     ----------------                                 -----------------
                                            Two Months                                      Seven Months
                                               Ended         Pro Forma       As                 Ended         Pro Forma        As
                                           Nov. 29, 1998    Adjustments   Adjusted          June 30, 1999    Adjustments    Adjusted
                                           -------------    -----------   --------          -------------    -----------    --------
Sales                                            $89,050     ($25,107)     $63,943              $298,801       ($83,380)    $215,421

Costs and expenses:
        Cost of Sales                             79,628      (20,319)      59,309               263,914        (72,516)     191,398
        Selling, general and                                                     0                                                 0
           administrative expenses                 5,151       (1,054)       4,097                25,278         (5,024)      20,254
        Amortization of intangible
           asset                                     264         (132)         132                36,624        (11,903)      24,721
        Impairment and restructuring
           charges                                     0                         0                  (88)                        (88)
        Interest expense                           1,636       (1,636)           0                 7,519         (7,519)           0
        Gain on sale of operations                     0             0           0                     0               0           0
        Other (income) expense                      (34)             0        (34)               (1,026)               7     (1,019)
                                         ------------------------------------------      -------------------------------------------

           Total costs and expenses               86,645      (23,141)      63,504               332,221        (96,955)     235,266

Loss from operations before income taxes
   reorganization items and
   extraordinary items                             2,405       (1,966)         439              (33,420)          13,575    (19,845)

Reorganization items                              50,384      (12,478)      37,906                                                 0
Provision for income taxes                           584           (4)         580                   307               4         311
Extraordinary item                             (206,363)                 (206,363)                                                 0
                                         ------------------------------------------      -------------------------------------------

Net loss                                        $157,800       $10,516    $168,316             ($33,727)         $13,571   ($20,156)
                                         ==========================================      ===========================================

Basic and diluted earnings per
   share                                           22.46          1.50       23.95                (3.94)            1.58      (2.35)

Weighted average number of
   common and common equivalent
   shares outstanding                          7,026,437     7,026,437   7,026,437             8,568,589       8,568,589   8,568,589

                            HARVARD INDUSTRIES, INC.
                 UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                                PRE-CONFIRMATION
                                ----------------

                                                    Nine Months
                                                       Ended             Pro Forma          As
                                                   June 30, 1998        Adjustments      Adjusted
                                                   -------------        -----------      --------
Sales                                                    $572,625     ($107,904)       $464,721

Costs and expenses:

        Cost of Sales                                     542,174       (90,006)        452,168
        Selling, general and                                                                  0
           administrative expenses                         40,742       (10,222)         30,520
        Amortization of intangible
           asset                                            1,188          (594)            594
        Impairment and restructuring
           charges                                         10,842                        10,842
        Interest expense                                   11,548       (11,548)              0
        Gain on sale of operations                       (26,561)         10,289       (16,272)
        Other (income) expense                              1,044              0          1,044
                                                   ---------------------------------------------

           Total costs and expenses                       580,977      (102,081)        478,896

Loss from operations before income taxes
   reorganization items and
   extraordinary items                                    (8,352)        (5,823)       (14,175)

Reorganization items                                        7,045                         7,045
Provision for income taxes                                    516          (152)            364
Extraordinary item                                                                            0
                                                   ---------------------------------------------

Net loss                                                ($15,913)       ($5,671)      ($21,584)
                                                   =============================================

Basic and diluted earnings per
   share                                                   (2.26)         (0.81)         (3.07)

Weighted average number of
   common and common equivalent
   shares outstanding                                   7,026,437      7,026,437      7,026,437

                            HARVARD INDUSTRIES, INC.
                 UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                                PRE-CONFIRMATION
                                ----------------

                                                   Twelve Months
                                                       Ended           Pro Forma          As
                                                 September 30, 1998   Adjustments      Adjusted
                                                 ------------------   -----------      --------
Sales                                                    $690,076     ($137,458)       $552,618

Costs and expenses:
        Cost of Sales                                     656,243      (115,789)        540,454
        Selling, general and
           administrative expenses                         66,546       (14,894)         51,652
        Amortization of intangible
           asset                                            1,584          (792)            792
        Impairment and restructuring
           charges                                         10,842                        10,842
        Interest expense                                   14,231       (14,231)              0
        Gain on sale of operations                       (28,673)         10,289       (18,384)
        Other (income) expense                              3,980              0          3,980
                                                 -----------------------------------------------
           Total costs and expenses                       724,753      (135,417)        589,336

Loss from operations before income taxes
   reorganization items and
   extraordinary items                                   (34,677)        (2,041)       (36,718)

Reorganization items                                       14,920                        14,920
Provision for income taxes                                  6,207          (777)          5,430
Extraordinary item                                                                            0
                                                 -----------------------------------------------

Net loss                                                ($55,804)       ($1,264)      ($57,068)
                                                 ===============================================

Basic and diluted earnings per
   share                                                   (7.94)         (0.18)         (8.12)

Weighted average number of
   common and common equivalent
   shares outstanding                                   7,026,437      7,026,437      7,026,437

                            HARVARD INDUSTRIES, INC.
                      UNAUDITED PRO FORMA BALANCE SHEET

                                  JUNE 30, 1999


                                                   Consolidated
                                                   Balance Sheet         Pro Forma
                                                   June 30, 1999        Adjustments         As Adjusted
                                                 -----------------   ------------------   -----------------

Current assets                                             88,306               9,846               98,152
Property, plant and equipment, net                        123,372             (44,732)              78,640
Intangible assets, net                                    278,277             (90,125)             188,152
Other assets, net                                           6,647              (3,127)               3,520
                                                 -----------------   ------------------   -----------------

   Total Assets                                           496,602            (128,138)             368,464
                                                 =================   ==================   =================

Current liabilities                                       107,178             (17,877)              89,301
Long-term debt                                             73,500             (73,500)                   0
Post-retirement benefits other than pension                95,438                (563)              94,875
Other long-term liabilities                                78,903              (1,067)              77,836
Shareholders Equity                                       141,583             (35,131)             106,452
                                                 -----------------   ------------------   -----------------

   Total Liabilities and Shareholders Equity              496,602            (128,138)             368,464
                                                 =================   ==================   =================


              NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS


The following pro forma adjustments are reflected in the 6/30/99 balance sheet

(a)     To reflect the sale of Kingston Warren

                                                      (000's)
                                                      -------

        Cash                                         104,498
        Other assets, net                              5,600
        Intangible assets                            (90,125)
        Current assets                               (18,831)
        Property, plant & equipment, net             (44,732)
        Current liabilities                           15,764
        Other liabilities                              1,630
        Shareholders equity                           26,196


(b) To reflect early retirement of the $115 million senior credit facility and $25 million 14 1/2% senior notes.

                                                      (000's)
                                                      -------

        Current liabilities                            2,113
        Long-term debt                                73,500
        Other assets, net                             (3,577)
        Cash                                         (80,971)
        Shareholders equity                            8,935


(c) To reflect closing costs associated with the new $50 million senior credit facility

                                                      (000's)
                                                      -------

        Other assets, net                                450
        Cash                                            (450)


The following pro forma adjustments are reflected in the statement of operations to exclude the operating results of Kingston-Warren, adjust intangible assets and reflect the early retirement of the $115 million senior credit facility and 14 1/2% senior notes and the related interest.



                                                        (in thousands)
                                              Seven     Two      Nine     Twelve
                                              Months   Months   Months    Months
                                              Ended    Ended     Ended    Ended
                                             6/30/99  11/29/98  6/30/98  9/30/98
                                             -------  --------  -------  -------
Elimination of interest expense                7,519    1,636   10,213   11,636
Reduce amortization of intangible assets      11,903      132      594      792
Adjust fresh start reorganization charges        -     12,478      -        -
Elimination of Kingston Warren net earnings   (5,851)  (3,730) (16,478) (13,692)


Exhibits:

      Exhibit 10.1 Asset Purchase Agreement, dated as of September 10, 1999, among Harvard Industries, Inc. (the "Company"), The Kingston-Warren Corporation and KWC Acquisition Corp.

      Exhibit 10.2 Credit Agreement, dated as of September 30, 1999, among the Company, its subsidiaries and General Electric Capital Corporation, as Lender and as Agent for other lenders.

      Exhibit 99.1 Press Release, dated October 4, 1999, announcing the sale of the assets of The Kingston-Warren Corporation, a wholly-owned subsidiary of the Company.

      Exhibit 99.2 Press Release, dated October 5, 1999, announcing the Company's repurchase of 762,000 shares of its common stock for $4.95 million.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 1999              HARVARD INDUSTRIES, INC.


                                    By: /s/ D. Craig Bowman
                                        ----------------------------------------
                                        Name: D. Craig Bowman
                                        Title: Secretary and Vice President, Law

                                  EXHIBIT INDEX


   Exhibit
   Number         Description
   -------        -----------

Exhibit 10.1 Asset Purchase Agreement, dated as of September 10, 1999, among Harvard Industries, Inc. (the "Company"), The Kingston-Warren Corporation and KWC Acquisition Corp.

Exhibit 10.2 Credit Agreement, dated as of September 30, 1999, among the Company, its subsidiaries and General Electric Capital Corporation, as Lender and as Agent for other lenders.

Exhibit 99.1 Press Release, dated October 4, 1999, announcing the sale of the assets of The Kingston-Warren Corporation, a wholly-owned subsidiary of the Company.

Exhibit 99.2 Press Release, dated October 5, 1999, announcing the Company's repurchase of 762,000 shares of its common stock for $4.95 million.